EXHIBIT 31.2

CERTIFICATION OF THE CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Christopher J. Bub, certify that:

1. I have reviewed this Amendment to the Annual Report on Form 10-K of Peak Resorts, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: August 27, 2019	/s/ Christopher J. Bub
Christopher J. Bub
Chief Financial Officer, Vice President, Secretary
(Principal Financial and Accounting Officer)